Non-controlling interest	12 Months Ended
Dec. 31, 2012
Non-controlling interest [Abstract]
Non-controlling interest

Note 15 – Non-controlling interest

The Company's Consolidated and Combined Statement of Operations, Balance Sheet and Statement of Cash Flows include, the non-controlling interest comprising (i) the 70% limited partner interest in Seadrill Operating LP, and (ii) the 49% limited liability company interest in Seadrill Capricorn Holdings LLC, each of which are owned by Seadrill. The non-controlling interest existed from the IPO closing.

Non-controlling interest that arose out of the IPO is as follows:

(In US$ millions)	West Capella	Seadrill Capricorn Holdings LLC	Seadrill Operating LP	Total
Net income for the year ended December 31, 2012	19.8	3.9	8.8	32.5
As at December 31, 2012	19.8	3.9	8.8	32.5